UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

Modiv Industrial, Inc.

(GNL Motion Merger Sub, LLC as successor by merger to Modiv Industrial, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Global Net Lease, Inc. 650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

1500 North Grant Street #5609, Denver, CO 80203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Mergers (as defined below) pursuant to the Agreement and Plan of Merger, dated as of May 3, 2026 (the “Merger Agreement”), by and among Modiv Industrial, Inc. (the “Company”), Modiv Operating Partnership, LP (the “Modiv Operating Partnership”), Global Net Lease, Inc. (“GNL”), GNL Motion Merger Sub, LLC (“REIT Merger Sub”), Global Net Lease Operating Partnership, L.P. (the “GNL Operating Partnership”) and GNL Motion OpCo Merger Sub, LLC (“OpCo Merger Sub”).

On August 12, 2026 (the “Closing Date”), pursuant to the Merger Agreement, the Company merged with and into REIT Merger Sub with REIT Merger Sub being the surviving entity and a wholly owned subsidiary of GNL (such merger transaction, the “Modiv Merger”) and, contemporaneously with the Modiv Merger, OpCo Merger Sub merged with and into the Modiv Operating Partnership with the Modiv Operating Partnership being the surviving entity and a wholly owned subsidiary of GNL Operating Partnership (such merger transaction, the “OpCo Merger” and, together with the Modiv Merger, the “Mergers”).

Item 1.02 Termination of Material Definitive Agreement.

The information provided in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

Effective as of the Closing Date, all outstanding amounts under that certain Credit Agreement, dated as of January 18, 2022, by and among Modiv Operating Partnership, as the borrower, KeyBank National Association, the other lenders which are parties to the agreement, KeyBank National Association, as the agent, BMO Capital Markets, Truist Bank and The Huntington Bank, as co-syndication agents, and KeyBanc Capital Markets Inc., BMO Capital Markets, Truist Securities, Inc. and The Huntington Bank, as joint-lead arrangers, and as amended, restated or modified prior to the Closing Date, were repaid in full, all outstanding obligations and commitments thereunder were terminated and all related security interests and liens were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.01, 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Modiv Merger (the “Modiv Merger Effective Time”):

•	each share of Class C common stock, $0.001 par value per share, of the Company (the “Modiv Common Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any shares owned by GNL, REIT Merger Sub or any subsidiary of the Company, GNL or REIT Merger Sub immediately prior to the Modiv Merger Effective Time (“Excluded Shares”), converted into the right to receive 1.975 shares of common stock, par value $0.01 per share, of GNL (the “GNL Common Stock”), without interest, plus the right to receive cash in lieu of any fractional shares of GNL Common Stock, if any, without interest (the “Common Stock Merger Consideration”); and

•	each share of the 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of the Company (the “Modiv Preferred Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any Excluded Shares, converted into the right to receive an amount in cash equal to $25.00, plus any accrued and unpaid dividends thereon, if any, to but not including, the Closing Date (the “Preferred Stock Merger Consideration”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement:

•	immediately prior to the effective time of the OpCo Merger (the “OpCo Merger Effective Time”), each outstanding unit of Class X limited partnership interest (the “Class X Units”) in the Modiv Operating Partnership immediately vested in full and converted into one unit of Class C limited partnership interest (the “Class C Units”) in the Modiv Operating Partnership; and

•	at the OpCo Merger Effective Time, each outstanding Class C Unit (other than Class C Units held by the Company, GNL, GNL Operating Partnership, REIT Merger Sub, OpCo Merger Sub or any of their respective wholly owned subsidiaries immediately prior to the OpCo Merger Effective Time) converted into the right to receive 1.975 units of limited partnership interest in the GNL Operating Partnership designated as OP Units (as defined in the agreement of limited partnership of GNL Operating Partnership, “GNL OP Units”), plus the right to receive cash in lieu of any fractional GNL OP Units, if any, without interest.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 4, 2026, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Mergers, the Company notified the New York Stock Exchange (the “NYSE”) on the Closing Date that (i) each outstanding share of Modiv Common Stock, other than any Excluded Shares, converted into the right to receive the Common Stock Merger Consideration and (ii) each outstanding share of the Modiv Preferred Stock, other than any Excluded Shares, converted into the right to receive the Preferred Stock Merger Consideration pursuant to the Merger Agreement as described under Item 2.01 and requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to remove the Modiv Common Stock and Modiv Preferred Stock from listing on the NYSE and to deregister the Modiv Common Stock and Modiv Preferred Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Modiv Common Stock and Modiv Preferred Stock were suspended from trading on the NYSE effective prior to the opening of trading on the Closing Date. After effectiveness of the Form 25, GNL has advised the Company that it intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Modiv Common Stock and the Modiv Preferred Stock under the Exchange Act and to suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Mergers, at the Modiv Merger Effective Time, each share of Modiv Common Stock then outstanding was cancelled, retired and converted into the right to receive the Common Stock Merger Consideration, and each share of Modiv Preferred Stock then outstanding was cancelled, retired and converted into the right to receive the Preferred Stock Merger Consideration. Accordingly, at the Modiv Merger Effective Time, the holders of such shares of Modiv Common Stock and Modiv Preferred Stock ceased to have any rights as stockholders of the Company, other than the right to receive such Common Stock Merger Consideration and Preferred Stock Merger Consideration, respectively.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the consummation of the Modiv Merger, a change of control of the Company occurred, and the Company merged with and into REIT Merger Sub, and the separate existence of the Company ceased with REIT Merger Sub as the surviving entity and a wholly owned subsidiary of GNL.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

At the Modiv Merger Effective Time, each member of the board of directors of the Company resigned as a director of the Company. These resignations were in connection with the Mergers and not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

In addition, at the Modiv Merger Effective Time, Aaron S. Halfacre, John C. Raney and Raymond J. Pacini ceased to be officers of the Company, and the officers of REIT Merger Sub immediately prior to the Modiv Merger Effective Time became the officers of the surviving entity.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

By operation of law and in accordance with the Merger Agreement, as of the Modiv Merger Effective Time, the certificate of formation and limited liability company operating agreement of REIT Merger Sub, as in effect immediately prior to the Modiv Merger Effective Time, became the certificate of formation and limited liability company operating agreement of the surviving entity.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

2.1*+	Agreement and Plan of Merger, dated as of May 3, 2026, by and among Modiv Industrial, Inc., Modiv Operating Partnership, LP, Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., GNL Motion Merger Sub, LLC and GNL Motion OpCo Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed.

+ Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNL MOTION MERGER SUB, LLC (as successor by merger to Modiv Industrial, Inc.)

Date: August 12, 2026	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Authorized Signatory